                                                                   EXHIBIT 99.1



                                                       Monthly Operating Report

                                                             ACCRUAL Basis



---------------------------------------------
CASE NAME:   Physicians Resource Group, Inc.

CASE NUMBER: 00-30748-RCM

JUDGE:       Robert C. McGuire
--------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                          MONTH ENDING: May 31, 2000

     I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
      MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT
     AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION
                       OF WHICH PREPARER HAS KNOWLEDGE.



RESPONSIBLE PARTY:

                                              Chief Restructuring Officer
----------------------------------------   -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE


        Michael W. Yeary                                 22-Jun-00
----------------------------------------   -------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                       DATE


PREPARER:

                                                  Controller - Secretary
----------------------------------------   -------------------------------------
    ORIGINAL SIGNATURE OF PREPARER                           TITLE



Karen G. Nicolaou                                        22-Jun-00
----------------------------------------   -------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

                              PAGE 1 OF 14 PAGES

==================================================================================================================================
                                                        Monthly Operating Report
   -------------------------------------------
   CASE NAME: Physicians Resource Group, Inc.               ACCRUAL BASIS-1

   CASE NUMBER: 00-30748-RCM
   -------------------------------------------
   -------------------------------------------
   COMPARATIVE BALANCE SHEET
             UNAUDITED                            ******* AMOUNTS ARE UNAUDITED *******
   -------------------------------------------------------------------------------------------------------------------------
                                      SCHEDULE                                                  APRIL
   ASSETS                             AMOUNT(1)*      JANUARY     FEBRUARY      MARCH         RESTATED         May
   -------------------------------------------------------------------------------------------------------------------------
      1    UNRESTRICTED CASH          46,847,552            -    48,483,735   48,254,575 (2) 47,772,167     47,279,916
   -------------------------------------------------------------------------------------------------------------------------
      2    RESTRICTED CASH               899,566            -       905,566      832,117        840,060        843,161
   -------------------------------------------------------------------------------------------------------------------------
      3    TOTAL CASH                 47,747,118            -    49,389,301   49,086,692     48,612,227     48,123,077
   -------------------------------------------------------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)   2,963,426            -        10,561        6,991              -      5,481,023 (2)
   -------------------------------------------------------------------------------------------------------------------------
      5    INVENTORY                           -            -             -            -              -              -
   -------------------------------------------------------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)      529,848            -       529,878      519,948        519,133        516,375
   -------------------------------------------------------------------------------------------------------------------------
      7    PREPAID EXPENSES            2,643,776            -     2,394,106    2,227,692      2,052,927      1,892,640
   -------------------------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)                 -            -       459,533      520,581        528,186        547,873
   -------------------------------------------------------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS       53,884,168            -    52,783,378   52,361,903     51,712,473     56,560,988
   -------------------------------------------------------------------------------------------------------------------------
     10    PROPERTY, PLANT & EQUIPMENT   201,837            -     4,525,708    4,485,554      4,485,554      4,240,275
   -------------------------------------------------------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION             -            -    (3,281,910)  (3,322,094)    (3,379,131)    (3,313,918)
   -------------------------------------------------------------------------------------------------------------------------
     12    NET PROPERTY, PLANT & EQUIP   201,837            -     1,243,798    1,163,461      1,106,423        926,357
   -------------------------------------------------------------------------------------------------------------------------
     13    DUE FROM INSIDERS                   -            -             -            -              -              -
   -------------------------------------------------------------------------------------------------------------------------
     14    OTHER ASSETS NET (ATTACH
           LIST)                      80,910,621            -    76,928,562   76,936,716     76,936,716     76,936,716
   -------------------------------------------------------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)            40,390            -        40,390       20,072         20,072         21,572
   -------------------------------------------------------------------------------------------------------------------------
     16    TOTAL ASSETS              135,037,016            -   130,996,128  130,482,152    129,775,684    134,445,633
   -------------------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                                 -         3,487       57,986        348,108        349,955
   -------------------------------------------------------------------------------------------------------------------------
     18    TAXES PAYABLE                                    -             -            -
   -------------------------------------------------------------------------------------------------------------------------
     19    NOTES PAYABLE                                    -             -            -
   -------------------------------------------------------------------------------------------------------------------------
     20    PROFESSIONAL FEES                                -       435,600      815,800      1,044,868      1,194,868
   -------------------------------------------------------------------------------------------------------------------------
     21    SECURED DEBT                                     -             -            -
   -------------------------------------------------------------------------------------------------------------------------
     22    OTHER (ATTACH LIST)                              -       131,847      124,705        201,261        131,644
   -------------------------------------------------------------------------------------------------------------------------
     23    TOTAL POSTPETITION
           LIABILITIES                                      -       570,934      998,491      1,594,237      1,676,468
   -------------------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------------------
     24    SECURED DEBT                        -            -             -            -
   -------------------------------------------------------------------------------------------------------------------------
     25    PRIORITY DEBT                 569,603            -       569,603      569,603        566,693        566,693
   -------------------------------------------------------------------------------------------------------------------------
     26    UNSECURED DEBT            135,307,165            -   140,982,547  141,098,226    140,927,149    140,860,189
   -------------------------------------------------------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                 -            -       442,726      442,726        444,697        444,697
   -------------------------------------------------------------------------------------------------------------------------
     28    TOTAL PREPETITION
           LIABILITIES               135,876,768            -   141,994,876  142,110,554    141,938,540    141,871,580
   -------------------------------------------------------------------------------------------------------------------------
     29    TOTAL LIABILITIES         135,876,768            -   142,565,810  143,109,045    143,520,015    143,548,047
   -------------------------------------------------------------------------------------------------------------------------
    EQUITY
   -------------------------------------------------------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY    (839,752)           -   (10,944,475) (11,050,372)   (10,948,771)   (10,947,989)
   -------------------------------------------------------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                 -      (625,207)  (1,576,520)    (2,795,560)     1,845,575
   -------------------------------------------------------------------------------------------------------------------------
     32    DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)                             -             -            -              -              -
   -------------------------------------------------------------------------------------------------------------------------
     33    TOTAL EQUITY                 (839,752)           -   (11,569,682) (12,626,893)   (13,744,331)    (9,102,414)
   -------------------------------------------------------------------------------------------------------------------------
     34    TOTAL LIABILITIES &
           OWNERS EQUITY             135,037,016            -   130,996,128  130,482,152    129,775,684    134,445,633
   -------------------------------------------------------------------------------------------------------------------------
==================================================================================================================================


      * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impairment of the asset.

     (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as an when appropriate.

     (2) Includes an accrual for Taboada settlement. Funds were deposited into Andrews & Kurth's escrow account on May 2, 2000 and were transferred to PRG on June 21, 2000.

                              PAGE 2 OF 14 PAGES


-----------------------------------------------                       DETAIL SCHEDULE
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                            ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                                            MONTH:    MAY 2000
                                                                            -------------------
-----------------------------------------------

                                                                 **** AMOUNTS ARE UNAUDITED ****


  ITEM                                                  SCHEDULE
   NO                     DESCRIPTION                    AMOUNT      JANUARY     FEBRUARY    MARCH        APRIL         MAY
------------------------------------------------------------------------------------------------------------------------------------
   6   NOTES RECEIVABLE
       -----------------------------

           E. MOORE                                     2,225,000              2,225,000   2,225,000    2,225,000     2,225,000
           HALEY                                           77,215                 77,215      77,215       77,215        77,215
           WYLL                                            76,227                 76,227      76,227       76,227        76,227
           WESTFIELD                                      250,000                250,000     247,186      241,525       235,798
           FRITCH  (Note 1)                               300,000                300,000     292,819      292,819       292,819
           SHAFRON                                         60,000                 60,000      60,000       60,000        60,000
           WILEY                                          150,000                150,000     150,000      150,000       150,000
           DOCTORS VISION CENTER                          146,314                146,314     146,314      146,314       146,314
                                                       ----------              ---------   ---------  -----------     ---------

           TOTAL NOTES RECEIVABLE                       3,284,756              3,284,756   3,274,761    3,269,100     3,263,374
           ESTIMATED RESERVE AMOUNT                    (2,754,878)            (2,754,878) (2,754,813)  (2,749,967)   (2,746,998)
                                                       ----------              ---------   ---------  -----------     ---------
           ESTIMATED NET PRINCIPAL BALANCE                529,878                529,878     519,948      519,133       516,376
                                                       ==========              =========   =========  ===========     =========

           Note 1: Payments for April & May 2000 were recorded in June 2000.

   7   PREPAID EXPENSES
       -----------------------------

           INSURANCE PREMIUMS                           1,118,669              1,042,041     983,619      905,708       874,310
           RESOURCES CONNECTION - RETAINER/FEES            92,574                 30,046      29,006       29,006        29,006
           GEORGE, DONALDSON & FORD - RETAINER             35,000                 35,000      35,000       35,000        35,000
           ANDREWS & KURTH - RETAINER                     283,863                283,863     283,863      283,863       283,863
           ARENT FOX KINTER PLOTKIN & KAHN - RETAINER      14,926                 14,926      18,373       18,373        18,373
           HORNTHAL PILEY ELLIS & MALLAND - RETAINER        3,500                  3,500       3,500        3,500         3,500
           JAMES E. BOREN - RETAINER                        8,709                  8,709       8,709       18,709        18,709
           LEE & McINNISH - RETAINER                          709                    709         709          709           709
           MUNSCH HARDT KOPF & HARR - RETAINER             10,000                 10,000      10,000       10,000        10,000
           NEAL & HARWELL -RETAINER                         3,611                  3,611       3,611        3,611         3,611
           WOLIN, RIDLEY & MILLER - RETAINER                                      40,875      40,875            -             -
           FARRIS MATTHEWS BRANAN BOBANGO -RETAINER         7,218                  7,218       7,218        7,073         7,073
           SMYSER, KAPLAN & VESELKA -RETAINER              50,000                 50,000      50,000       49,888        49,888
           HOULIHAN & LOKEY - RETAINER                     35,000                 35,000      35,000       35,000        35,000
           JACKSON & WALKER - RETAINER                    250,000                250,000     250,000       50,000       250,000
           JONES DAY REAVIS & POGUE -RETAINER              75,000                 75,000      75,000       75,000             -
           MANN FRANKFORT -RETAINER                        80,000                 80,000      80,000       68,400        68,400
           LAURA JAMES -RETAINER                           20,000                 20,000      20,000       20,000        20,000
           DICKSON FLATO -RETAINER                         20,000                 20,000      20,000       20,000        20,000
           GRUBB CONSULTING -RETAINER                       8,400                  8,400       8,400        5,495         5,495
           CLOUGH & DOUGHERTY, PLLC -RETAINER              12,500                 12,500      12,500       12,500        12,500
           QUANTUM INTERESTS/DAVID HORN -RETAINER          80,000                 40,000           -            -             -
           TONY ROVINSKY -RETAINER                          8,000                  5,034       2,674        2,674             -
           DAVID SEGERS -RETAINER                           6,600                  6,600       6,600        6,600         6,600
           AM SURG - PREPAID MANAGEMENT FEES              228,453                174,289     120,124       80,082        40,041
           5005 RIVERWAY - PREPAID RENT                   143,677                134,085     122,911      111,738       100,564
           14800 LANDMARK - PREPAID RENT                   38,793                                  -            -
           BAKERSFIELD CBO - PREPAID RENT                   3,174                                  -            -
           ORLANDO CBO - PREPAID RENT                       5,400                  2,700           -            -
                                                       ----------              ---------   ---------  -----------     ---------
           TOTAL PREPAID EXPENSES                       2,643,776              2,394,106   2,227,692    2,052,927     1,892,640
                                                       ==========              =========   =========  ===========     =========

   8   OTHER CURRENT ASSETS
      -----------------------------

           ACCRUED INTEREST ON NOTES RECEIVABLE                 -                459,532     520,581      528,186       547,873
                                                       ----------              ---------   ---------  -----------     ---------
           TOTAL OTHER CURRENT ASSETS                           -                459,532     520,581      528,186       547,873
                                                       ==========              =========   =========  ===========     =========

                              PAGE 3 OF 14 PAGES

                                                                         DETAIL SCHEDULE
----------------------------------------------------------               ACCRUAL BASIS 1
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                         MONTH: MAY 2000
CASE NUMBER: 00-30748-RCM                                                       --------------------

----------------------------------------------------------

                                                                       ****AMOUNTS ARE UNAUDITED****

  ITEM                                                  SCHEDULE
   NO            DESCRIPTION                             AMOUNT        JANUARY    FEBRUARY     MARCH      APRIL         MAY
----------------------------------------------------------------------------------------------------      -----         ---
   14      OTHER ASSETS NET OF AMORTIZATION
           ----------------------------------------

             INVESTMENTS IN SUBSIDIARIES                  80,910,621             76,928,562  76,936,716  76,936,716  76,936,716
                                                          ----------             ----------  ----------  ----------  ----------

            TOTAL OTHER ASSETS NET OF AMORTIZATION        80,910,621             76,928,562  76,936,716  76,936,716  76,936,716
                                                          ==========             ==========  ==========  ==========  ==========


           PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL CENTERS. FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE APPROXIMATELY $80,000,000 FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING SUCH VALUE, AND EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG. MONTHLY BALANCES REPRESENT HISTORICAL COST BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

   15      OTHER NON-CURRENT ASSETS
           -------------------------------------------

             DEPOSIT - CMD REALTY INVESTMENT DALLAS           38,790                 38,790      20,072      20,072     20,072
             DEPOSIT -  FEDERAL EXPRESS                                                   -           -           -     20,072
             DEPOSIT - CATALINA BARBER CORP BAKERSFIELD        1,600                  1,600           -           -          -
                                                          ----------             ----------  ----------  ----------  ---------

            TOTAL OTHER NON-CURRENT ASSETS                    40,390                 40,390      20,072      20,072     21,572
                                                          ==========             ==========  ==========  ==========  =========

   20      POST-PETITION LIABILITIES PROFESSIONAL FEES
           -------------------------------------------

            ACCRUAL FOR ANDREWS & KURTH                                                                                994,868
            ACCRUAL FOR JACKSON & WALKER                                                                               200,000
                                                                                                                     ---------

                                                                                                                     1,194,868
                                                                                                                     =========
   22      OTHER POST-PETITION LIABILITIES
           -------------------------------------------

            ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                              130,597     122,205     199,594     97,750
            ACCRUALS FOR TRAVEL/COMMUNICATIONS                                            -           -           -     30,560
            ACCRUAL FOR US TRUSTEE FEE                                                1,250       2,500       1,667      3,334
                                                                                 ----------  ----------  ----------  ---------

                                                                                    131,847     124,705     201,261    131,644
                                                                                 ==========  ==========  ==========  =========
   27      OTHER PRE-PETITION LIABILITIES
           -------------------------------------------

            EMPLOYMENT TAX & W/H LIABILITY ESCROW                  -                442,726 *   442,726     444,697    444,697
                                                          ----------             ----------  ----------  ----------  ---------

            TOTAL OTHER PRE PETITION LIABILITIES                   -                442,726     442,726     444,697    444,697
                                                          ==========             ==========  ==========  ==========  =========

         * ACCRUED LIABILITY FOR ADJUSTMENTS WHICH MAY ARISE FORM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED CASH BALANCE.

                              PAGE 4 OF 14 PAGES

=============================================================================================================
                                                                 Monthly Operating Report
--------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                           ACCRUAL BASIS-2

 CASE NUMBER: 00-30748-RCM
--------------------------------------------

-------------------------------------------
INCOME STATEMENT                                    ****** AMOUNTS ARE UNAUDITED ******
 UNAUDITED                                 ----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 REVENUES                                JANUARY      FEBRUARY         MARCH          APRIL            MAY           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
   1      GROSS REVENUES                      -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
   2      LESS: RETURNS & DISCOUNTS           -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
   3      NET REVENUE                         -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------
   4      MATERIAL                            -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
   5      DIRECT LABOR                        -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
   6      DIRECT OVERHEAD                     -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
   7      TOTAL COST OF GOODS SOLD            -            -              -              -              -               -
=============================================================================================================================
   8      GROSS PROFIT                        -            -              -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
   9      OFFICER/INSIDER COMPENSATION        -       63,750         63,750         63,750         63,750         255,000
-----------------------------------------------------------------------------------------------------------------------------
  10      SELLING & MARKETING                 -            -                                                            -
-----------------------------------------------------------------------------------------------------------------------------
  11      GENERAL & ADMINISTRATIVE            -      482,174        531,478        723,904        662,231       2,399,787
-----------------------------------------------------------------------------------------------------------------------------
  12      RENT & LEASE                        -       55,586         83,135         58,337         62,421         259,479
----------------------------------------------------------------------------------------------------------------------------
  13      OTHER (ATTACH LIST)                 -       54,165         54,165         40,042         40,042         188,413
----------------------------------------------------------------------------------------------------------------------------
  14      TOTAL OPERATING EXPENSES            -      655,674        732,529        886,033        828,444       3,102,680
============================================================================================================================
  15      INCOME(LOSS) BEFORE NON-
          OPERATING INCOME & EXPENSE          -     (655,674)      (732,529)      (886,033)      (828,444)     (2,274,236)
----------------------------------------------------------------------------------------------------------------------------
 OTHER  INCOME & EXPENSE
----------------------------------------------------------------------------------------------------------------------------
  16      NON-OPERATING INCOME                -      547,292        296,243        251,012      5,943,767 (2)   7,038,314
----------------------------------------------------------------------------------------------------------------------------
  17      NON-OPERATING EXPENSE               -          108              -         (2,577)                        (2,469)
----------------------------------------------------------------------------------------------------------------------------
  18      INTEREST EXPENSE                    -            -              -                                             -
----------------------------------------------------------------------------------------------------------------------------
  19      DEPRECIATION/DEPLETION              -       54,284         59,625         57,038         53,242         224,188
----------------------------------------------------------------------------------------------------------------------------
  20      AMORTIZATION                        -                                                                         -
----------------------------------------------------------------------------------------------------------------------------
  21      OTHER (ATTACH LIST)                 -                      33,953            (67)        51,806          85,692
----------------------------------------------------------------------------------------------------------------------------
  22      NET OTHER INCOME & EXPENSES         -      492,900        202,666        196,618      5,838,719       6,730,903
----------------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
  23      PROFESSIONAL FEES                   -      461,183 (1)    420,200 (1)    526,239 (1)    366,692 (1)   1,774,311
----------------------------------------------------------------------------------------------------------------------------
  24      U.S. TRUSTEE FEES                   -        1,250          1,250          4,167          1,667           8,334
----------------------------------------------------------------------------------------------------------------------------
  25      OTHER (ATTACH LIST)                 -                                                                         -
----------------------------------------------------------------------------------------------------------------------------
  26      TOTAL REORGANIZATION EXPENSES       -      462,433        421,450        530,406        368,359       1,782,648
----------------------------------------------------------------------------------------------------------------------------
  27      INCOME TAX                          -                                                                         -
----------------------------------------------------------------------------------------------------------------------------
  28      NET PROFIT (LOSS)                   -     (625,207)      (951,313)    (1,219,821)     4,641,916       1,845,575
----------------------------------------------------------------------------------------------------------------------------
============================================================================================================================

      (1) Expenses previously reported as professional fees were reclassed to consulting fees (G&A) line 11 in May 2000. Professional fees include only professionals listed in MOR-6 Professionals detail. Prior months have also been reclassed.
      (2) Taboada settlement completed May 2, 2000. Funds were deposited into Andrews Kurth's escrow account and transferred to PRG in June.

                              PAGE 5 OF 14 PAGES

------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.          DETAIL SCHEDULES
                                                     ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                        MONTH:    MAY 2000
------------------------------------------              --------------

ITEM                                         *** AMOUNTS ARE UNAUDITED ***

 NO          DESCRIPTION               JANUARY  FEBRUARY     MARCH      APRIL        MAY
-----------------------------------------------------------------------------------------------
 11  GENERAL & ADMINISTRATIVE:
    ------------------------------
       SALARIES                                  221,522     231,686    179,593     142,340
       CONSULTING FEES                           159,746     101,958    335,318     307,648 (1)
       PAYROLL TAXES                              22,068      42,398     14,772      13,277
       INSURANCE                                  61,938      58,888     83,900     131,953
       TRAVEL                                      2,096       8,108      5,832       9,189
       LODGING                                       914       3,839      1,766       3,216
       CONTRACT LABOR                              6,732       5,779      8,559       3,533
       OFFICE SUPPLIES & EXPENSE                   5,144      10,220     11,872      13,795
       POSTAGE & DELIVERY                              -       1,519        816       1,991
       TELEPHONE                                     935      23,527     76,988      32,709
       MAINTENANCE & REPAIR                          456      42,651      2,279       1,657
       DATA PROCESSING                               623         906      2,208         922
                                               ---------    --------   --------    --------
       TOTAL GENERAL & ADMINISTRATIVE            482,174     531,479    723,903     662,230
                                               =========    ========   ========    ========

   (1) Includes $117,000 legal fees for Taboada settlement

 13    OTHER OPERATING EXPENSES
     ------------------------------
       ASC MANAGEMENT FEES                        54,165      54,165     40,042      40,042
                                               ---------    --------   --------    --------
       TOTAL OTHER OPERATING EXPENSES             54,165      54,165     40,042      40,042
                                               =========    ========   ========    ========

 16    NON-OPERATING INCOME
     ------------------------------
       TABOADA SETTLEMENT                                                         5,759,551
       GAIN (LOSS) ON SALE OF ASSETS                   -     (22,077)     1,375    (114,547)
       TAX REFUND                                  6,664           -          -           -
       INTEREST INCOME                           190,627     315,080    245,515     298,748
       LEGAL EXPENSE REIMBURSEMENT               350,000           -          -           -
       MISCELLANEOUS                                   -       3,240      4,123          15
                                               ---------    --------   --------    --------
       TOTAL OTHER INCOME & EXPENSE              547,291     296,243    251,012   5,943,767
                                               =========    ========   ========    ========

 21    NON-OPERATING EXPENSES
     ------------------------------
       PENALTIES & LATE FEES                           -      20,096        (67)         25
       FRANCHISE TAXES                                 -           -          -      66,650
       PROPERTY TAXES                                  -      13,857          -     (14,870)
                                               ---------    --------   --------    --------
       TOTAL OTHER NON OPERATING EXPENSES              -      33,953        (67)     51,805
                                               =========    ========   ========    ========

                              PAGE 6 OF 14 PAGES

===========================================================================================================================
                                                                  Monthly Operating Report
  -------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                      ACCRUAL BASIS-3
  CASE NUMBER: 00-30748-RCM
  -------------------------------------------
                                               ****** AMOUNTS ARE UNAUDITED ******
                                       ------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                JANUARY       FEBRUARY      MARCH         APRIL         MAY           QUARTER
  DISBURSEMENTS - UNAUDITED                                                                                               TOTAL
 ----------------------------------------------------------------------------------------------------------------------------------
      1    BEGINNING BALANCE                      47,747,118    47,747,118   49,389,301    49,086,692   48,612,065      47,747,118
 ----------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
 ----------------------------------------------------------------------------------------------------------------------------------
      2    CASH SALES                                      -                                                                     -
 ----------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
 ----------------------------------------------------------------------------------------------------------------------------------
      3    PREPETITION                                     -                                                                     -
 ----------------------------------------------------------------------------------------------------------------------------------
      4    POSTPETITION                                    -                                                                     -
 ----------------------------------------------------------------------------------------------------------------------------------
      5    TOTAL OPERATING RECEIPTS                        -             -            -                                          -
 ----------------------------------------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
 ----------------------------------------------------------------------------------------------------------------------------------
      6    LOANS & ADVANCES (ATTACH LIST)                  -                                                                     -
 ----------------------------------------------------------------------------------------------------------------------------------
      7    SALE OF ASSETS                                  -                                                                     -
 ----------------------------------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)                             -     2,100,148      317,020       256,327      375,929       3,049,425
 ----------------------------------------------------------------------------------------------------------------------------------
      9    TOTAL NON-OPERATING RECEIPTS                    -     2,100,148      317,020       256,327      375,929       3,049,425
 ==================================================================================================================================
     10    TOTAL RECEIPTS                                  -     2,100,148      317,020       256,327      375,929       3,049,425
 ==================================================================================================================================
     11    TOTAL CASH AVAILABLE                   47,747,118    49,847,266   49,706,321    49,343,019   48,987,994      50,796,543
 ----------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
 ----------------------------------------------------------------------------------------------------------------------------------
     12    NET PAYROLL                                     -       212,195      156,307       172,989      142,770         684,262
 ----------------------------------------------------------------------------------------------------------------------------------
     13    PAYROLL TAXES PAID                              -       214,427       76,264        87,977       71,297         449,965
 ----------------------------------------------------------------------------------------------------------------------------------
     14    SALES, USE & OTHER TAXES PAID                   -             -       73,448        53,141       87,626         214,215
 ----------------------------------------------------------------------------------------------------------------------------------
     15    SECURED/ RENTAL/ LEASES (NOTE 1)                -             -            -             -            -               -
 ----------------------------------------------------------------------------------------------------------------------------------
     16    UTILITIES                                       -           923       24,575        30,030       42,742          98,270
 ----------------------------------------------------------------------------------------------------------------------------------
     17    INSURANCE                                       -         1,927       17,581        16,222       81,202         116,931
 ----------------------------------------------------------------------------------------------------------------------------------
     18    INVENTORY PURCHASES                             -             -            -             -            -               -
 ----------------------------------------------------------------------------------------------------------------------------------
     19    VEHICLE EXPENSE                                 -             -            -             -            -               -
 ----------------------------------------------------------------------------------------------------------------------------------
     20    TRAVEL                                          -         3,377        9,233         8,057        6,759          27,426
 ----------------------------------------------------------------------------------------------------------------------------------
     21    ENTERTAINMENT - ONSITE MEALS                    -           764          340             -        1,167           2,271
 ----------------------------------------------------------------------------------------------------------------------------------
     22    REPAIRS & MAINTENANCE                           -           456        5,479         2,604        9,071          17,610
 ----------------------------------------------------------------------------------------------------------------------------------
     23    SUPPLIES                                        -         6,066        8,801        11,451       14,289          40,607
 ----------------------------------------------------------------------------------------------------------------------------------
     24    ADVERTISING                                     -             -            -             -            -               -
 ----------------------------------------------------------------------------------------------------------------------------------
     25    OTHER (ATTACH LIST)                             -        17,829      238,431       136,581      279,825         672,667
 ----------------------------------------------------------------------------------------------------------------------------------
     26    TOTAL OPERATING DISBURSEMENTS                   -       457,965      610,459       519,051      736,749       2,324,223
 ----------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION FEES
 ----------------------------------------------------------------------------------------------------------------------------------
     27    PROFESSIONAL FEES                               -             -            -       206,903      128,168         335,071
 ----------------------------------------------------------------------------------------------------------------------------------
     28    U.S. TRUSTEE FEES                               -             -            -         5,000            -           5,000
 ----------------------------------------------------------------------------------------------------------------------------------
     29    OTHER (ATTACH LIST)                             -             -        9,171             -            -           9,171
 ----------------------------------------------------------------------------------------------------------------------------------
     30    TOTAL REORGANIZATION EXPENSES                   -             -        9,171       211,903      128,168         349,242
 ----------------------------------------------------------------------------------------------------------------------------------
     31    TOTAL DISBURSEMENTS                             -       457,966      619,629       730,954      864,917       2,673,466
 ----------------------------------------------------------------------------------------------------------------------------------
     32    NET CASH FLOW                                   -     1,642,183     (302,609)     (474,627)    (488,988)        375,959
 ----------------------------------------------------------------------------------------------------------------------------------
     33    CASH - END OF MONTH                    47,747,118    49,389,301   49,086,692    48,612,065   48,123,077      48,123,077
 ----------------------------------------------------------------------------------------------------------------------------------

 ==================================================================================================================================

     NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.

                              PAGE: 7 OF 14 PAGES

-----------------------------------------------     DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.            ACCRUAL BASIS 3

CASE NUMBER: 00-30748-RCM                            MONTH:   MAY 2000
-----------------------------------------------              ----------

ITEM                                                   *** AMOUNTS ARE UNAUDITED ***
 NO                      DESCRIPTION                 JANUARY    FEBRUARY        MARCH         APRIL         MAY
----                     -----------                 -------    --------       -------       -------       ------
     NON OPERATING RECEIPTS
     --------------------------------------------

  7     SALE OF ASSETS:
         EXCESS FURNITURE FROM THE DALLAS OFFICE                       -             -             -       20,000
                                                               ---------       -------       -------      -------
          SUB-TOTAL SALES OF ASSETS                                    -             -             -       20,000
                                                               =========       =======       =======      =======

  8     OTHER:
         COLLECTION ON RECEIVABLE                              1,682,317        47,462        10,516        8,544
         INTEREST INCOME                                               -       204,985       235,025      276,244
         D & O INSURANCE CLAIM REFUND                            350,000             -             -            -
         TAX REFUNDS                                              35,460             -             -            -
         COBRA PAYMENTS RECEIVED                                  13,346        17,667         6,171        4,990
         REPAYMENT WORKING CAPITAL ADV                            12,000             -             -            -
         SALE OF FURNITURE & FIXTURES (REMOTE OFCS)                6,654         3,275           500
         RETURNED CHECKS                                               -        41,521             -            -
         REFUND OF LEGAL RETAINER                                      -             -             -       66,051
         REIMBURSEMENT OF ADMIN EXPENSES                             371         2,111         4,115          100
                                                               ---------       -------       -------      -------
                                                               2,100,148       317,020       256,327      355,929
                                                               =========       =======       =======      =======
         TOTAL NON OPERATING RECEIPTS                          2,100,148       317,020       256,327      375,929
                                                               ---------       -------       -------      -------

 25     OTHER OPERATING DISBURSEMENTS
        --------------------------------------------
         INVESTOR RELATIONS                                            -         3,500         4,130          379
         CONTRACT LABOR  -  OTHER                                  6,732        10,992        19,899        6,505
         PENALTIES & LATE FEES                                       108            65         1,038        4,285
         CONSULTING FEES                                           8,616       129,425        83,675      216,417
         OFFICE & STORAGE UNIT RENTAL                                350        93,108        25,610       51,319
         DATA PROCESSING SERVICES                                    623           906         1,707          624
         TRAINING                                                      -             -           522          297
         TAX LIABILITY  -  CURRENT PORTION                         1,400           435             -            -
                                                               ---------       -------       -------      -------
         TOTAL OTHER OPERATING DISBURSEMENTS                      17,829       238,431       136,581      279,825
                                                               =========       =======       =======      =======

 29     OTHER REORGANIZATION FEES
        --------------------------------------------
         ADVERTISING OF BANKRUPTCY IN WSJ & OTHER PUBS                 -         5,669             -            -
         INVESTOR RELATIONS                                            -         3,500             -            -
                                                               ---------       -------       -------      -------

                                                                                 9,169
                                                               =========       =======       =======      =======

                              PAGE 8 OF 14 PAGES

========================================================================================================================

                                                                                    Monthly Operating Report
---------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                        ACCRUAL BASIS-4
 CASE NUMBER: 00-30748-RCM
---------------------------------------------

                                ********** ALL AMOUNTS ARE UNAUDITED **********

--------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE         JANUARY        FEBRUARY        MARCH         APRIL
 ACCOUNTS RECEIVABLE AGING                      AMOUNT
--------------------------------------------------------------------------------------------------------------------
    1       0 - 60                                    -
--------------------------------------------------------------------------------------------------------------------
    2      31 - 60                                    -
--------------------------------------------------------------------------------------------------------------------
    3      61 - 90                                    -
--------------------------------------------------------------------------------------------------------------------
    4      91 +                                       -
====================================================================================================================
    5     TOTAL ACCOUNTS RECEIVABLE                   -               -               -              -            -
--------------------------------------------------------------------------------------------------------------------
    6     AMOUNT CONSIDERED UNCORRECTABLE             -               -               -              -
====================================================================================================================
    7     ACCOUNTS RECEIVABLE (NET)                   -               -               -              -            -
====================================================================================================================

----------------------------------
 AGING OF POSTPETITION TAXES                                     MONTH:           MAY 2000
                                                                       -------------------------------
 AND PAYABLES
------------------------------------------------------------------------------------------------------
 TAXES PAYABLE                              0 - 30 DAYS    31 - 60 DAYS    61 - 90 DAYS        TOTAL
-------------------------------------------------------------------------------------------------------
    1     FEDERAL                                     -                                              -
-------------------------------------------------------------------------------------------------------
    2     STATE                                       -                                              -
-------------------------------------------------------------------------------------------------------
    3     LOCAL                                       -                                              -
-------------------------------------------------------------------------------------------------------
    4     OTHER (ATTACH LIST)                                                                        -
=======================================================================================================
    5     TOTAL TAXES PAYABLE                         -               -               -              -
=======================================================================================================

-------------------------------------------------------------------------------------------------------
    6     ACCOUNTS PAYABLE                      152,303          72,457 (1)     125,196 (2)    349,955
=======================================================================================================
      (1) In accordance with court order,
          unpaid liabilities to professionals
          (Jackson & Walker liability of
          $65,167, and Hughes & Luce
          liability of $7,289) until
          approved for payment by court.

      (2) In accordance with court order,
          unpaid liabilities to professionals
          (Andrews & Kurth liability of
          $92,426 and Jackson & Walker
          liability of $16,695) until
          approved for payment by court.
          Disputed invoice with MCI $16,074

-------------------------------
 STATUS OF POSTPETITION TAXES
                                                                 MONTH:           MAY 2000
                                                                       --------------------------------
-------------------------------------------------------------------------------------------------------
 FEDERAL (ADP REPORTS ATTACHED)
-------------------------------------------------------------------------------------------------------
                                            BEGINNING TAX       AMOUNT                      ENDING TAX
                                              LIABILITY        WITHHELD     AMOUNT PAID     LIABILITY
-------------------------------------------------------------------------------------------------------
    1     WITHHOLDING **                              -          47,316          47,316              -
-------------------------------------------------------------------------------------------------------
    2     FICA-EMPLOYEE **                            -          11,582          11,582              -
-------------------------------------------------------------------------------------------------------
    3     FICA-EMPLOYER **                            -          11,582          11,582              -
-------------------------------------------------------------------------------------------------------
    4     UNEMPLOYMENT                                -               -               -              -
-------------------------------------------------------------------------------------------------------
    5     INCOME                                      -               -               -              -
-------------------------------------------------------------------------------------------------------
    6     OTHER(ATTACH LIST)                          -               -               -              -
=======================================================================================================
    7     TOTAL FEDERAL TAXES                         -          70,480          70,480              -
=======================================================================================================
 STATE AND  LOCAL
-------------------------------------------------------------------------------------------------------
    8     WITHHOLDING                                 -             691             691              -
-------------------------------------------------------------------------------------------------------
    9     SALES                                       -               -               -              -
-------------------------------------------------------------------------------------------------------
   10     EXCISE                                      -               -               -              -
-------------------------------------------------------------------------------------------------------
   11     UNEMPLOYMENT (Note 1)                       -             127             127              -
-------------------------------------------------------------------------------------------------------
   12     REAL PROPERTY                               -               -               -              -
-------------------------------------------------------------------------------------------------------
   13     PERSONAL PROPERTY                           -               -               -              -
-------------------------------------------------------------------------------------------------------
   14     OTHER (ATTACH LIST)                         -               -               -              -
=======================================================================================================
   15     TOTAL   STATE & LOCAL                       -             818             818              -
=======================================================================================================
   16     TOTAL TAXES                                 -          71,297          71,297              -
=======================================================================================================

       * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

         Note: AB-3 includes amounts from ADP reports only. This total includes an adjustment picked up on the bank reconciliation.
========================================================================================================================

                              PAGE 9 OF 14 PAGES

================================================================================

                                                        Monthly Operating Report

 ------------------------------------------
 CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                 ACCRUAL BASIS-5
 CASE NUMBER: 00-30748-RCM
 ------------------------------------------

 The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                ********** ALL AMOUNTS ARE UNAUDITED **********

 -----------------------------------------
      BANK RECONCILIATIONS                                     MONTH:     MAY 2000
                                                                     ---------------------
 ------------------------------------------------------------------------------------------------------------------
  A.      BANK                                    SWBOT         SWBOT         SWBOT       SWBOT         COMERICA *
 ------------------------------------------------------------------------------------------------------------------
  B.      ACCOUNT NUMBER                          326003        300993        30100       301019       1880647522       TOTAL
 ------------------------------------------------------------------------------------------------------------------
                                                               Eye Corp    PRG Georgia
  C.      PURPOSE (TYPE)                     OPERATING (1)     Proceeds     Proceeds    AOI Proceeds   TAX ESCROW
 =================================================================================================================================
     1    BALANCE PER BANK STATEMENT           1,800,960                                                                1,800,960
 ---------------------------------------------------------------------------------------------------------------------------------
     2    ADD: TOTAL DEPOSITS NOT CREDITED                                                                                      -
 ---------------------------------------------------------------------------------------------------------------------------------
     3    SUBTRACT: OUTSTANDING CHECKS           317,772                                                                  317,772
 ---------------------------------------------------------------------------------------------------------------------------------
     4    OTHER RECONCILING ITEMS                                                                                               -
 ---------------------------------------------------------------------------------------------------------------------------------
     5    MONTH END BALANCE PER BOOKS          1,483,188          -             -            -           843,161        2,326,348
 ---------------------------------------------------------------------------------------------------------------------------------
     6    NUMBER OF LAST CHECK WRITTEN              1631                                                   N/A
 =================================================================================================================================

        * Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians resource Group, Inc. and affiliated companies.

     (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

 -----------------------------------
          INVESTMENT ACCOUNTS                         MONTH:   MAY 2000
                                                            ----------------------
 --------------------------------------------------------------------------------------------------------------------
                                         DATE OF                                           PURCHASE        CURRENT
    BANK ACCOUNT NAME AND NUMBER         PURCHASE          TYPE OF INSTRUMENT                PRICE          VALUE
 --------------------------------------------------------------------------------------------------------------------
     7    Southwest Bank of Texas        18-May-00          US Treasury Bill              21,844,285      21,911,672
 --------------------------------------------------------------------------------------------------------------------
     8    Southwest Bank of Texas         2-Mar-00          US Treasury Bill              23,384,140      23,728,077
 --------------------------------------------------------------------------------------------------------------------
     9    Southwest Bank of Texas        21-Jan-00       Certificate of Deposit              154,000         156,980
 --------------------------------------------------------------------------------------------------------------------
    10    TOTAL INVESTMENTS                                                               23,538,140      45,796,728
 --------------------------------------------------------------------------------------------------------------------

 -----------------------------------
               CASH
 --------------------------------------------------------------------------------------------------------------------
    11    CURRENCY ON HAND                                                                                         -
 --------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------
    12    TOTAL CASH - END OF MONTH                                                                       48,123,077
 --------------------------------------------------------------------------------------------------------------------

================================================================================

                             PAGE: 10 OF 14 PAGES

=========================================================================================================
                                                                    Monthly Operating Report
  ------------------------------------------------
   CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

   CASE NUMBER: 00-30748-RCM                                               ACCRUAL BASIS-6
  ------------------------------------------------
                                                                        MONTH:    MAY 2000
                                                                              -----------------------

                    ********** ALL AMOUNTS ARE UNAUDITED **********

-------------------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------
                                INSIDERS
--------------------------------------------------------------------------
             NAME                 TYPE OF        AMOUNT      TOTAL PAID
                                  PAYMENT         PAID        TO DATE
--------------------------------------------------------------------------
         1 LANE EDENBURN          SALARY         14,583        58,333
--------------------------------------------------------------------------
         2 KAREN NICOLAOU         SALARY         11,667        46,667
--------------------------------------------------------------------------
         3 MICHAEL YEARY          SALARY         37,500       150,000
--------------------------------------------------------------------------
           SUBTOTAL                              63,750       255,000
--------------------------------------------------------------------------
         4 KAREN NICOLAOU      EXP REIMBRMT       2,633         6,787
--------------------------------------------------------------------------
         5 MICHAEL YEARY       EXP REIMBRMT           -         5,855
--------------------------------------------------------------------------
         6 LANE EDENBURN       EXP REIMBRMT         309           991
--------------------------------------------------------------------------
         6 TOTAL PAYMENTS TO INSIDERS            66,383       267,642
--------------------------------------------------------------------------

           Note: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2

-------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                              DATE OF COURT
                                 ORDER                                                             TOTAL
                               AUTHORIZING                AMOUNT       AMOUNT      TOTAL PAID    INCURRED &
              NAME               PAYMENT                 APPROVED       PAID         TO DATE     UNPAID * (1)
-------------------------------------------------------------------------------------------------------------
      1    ANDREWS & KURTH                                     0             0       165,865      829,003
-------------------------------------------------------------------------------------------------------------
      2    JACKSON & WALKER                               66,608        66,608        66,608      385,834
-------------------------------------------------------------------------------------------------------------
      3    MANN FRANKFORT                                                    -             -            -
-------------------------------------------------------------------------------------------------------------
      4    QUANTUM INTERESTS                              20,774        20,774       141,812            -
-------------------------------------------------------------------------------------------------------------
      5    HUGHES & LUCE                                  29,482        29,482        29,482       91,257
-------------------------------------------------------------------------------------------------------------
      6    BELL & NUNNELLY                                11,305        11,305        11,305       16,060
-------------------------------------------------------------------------------------------------------------
      5         TOTAL PAYMENTS TO
                  PROFESSIONALS                          128,168       128,168       374,285    1,322,154
-------------------------------------------------------------------------------------------------------------

        *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.


--------------------------------------------------------------------------
     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                        SCHEDULED
                                         MONTHLY           AMOUNTS PAID        TOTAL UNPAID
           NAME OF CREDITOR            PAYMENTS DUE        DURING MONTH        POSTPETITION
---------------------------------------------------------------------------------------------
      1
---------------------------------------------------------------------------------------------
      2
---------------------------------------------------------------------------------------------
      3
---------------------------------------------------------------------------------------------
      4
---------------------------------------------------------------------------------------------
      5
---------------------------------------------------------------------------------------------
      6    TOTAL
---------------------------------------------------------------------------------------------

===============================================================================

                              PAGE 11 OF 14 PAGES

----------------------------------------------------
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                 MONTHLY OPERATING REPORT

    CASE NUMBER: 00-30748-RCM                                      ACCRUAL BASIS - 7
----------------------------------------------------

----------------------------------------------------
                      QUESTIONNAIRE                            MONTH:  MAY 2000
                                                                      ---------------------------
---------------------------------------------------
                                                                                       YES        NO
-------------------------------------------------------------------------------------------------------------
     1   Have any assets been sold or transferred outside the normal course of
          business in this reporting period?                                                       X
-------------------------------------------------------------------------------------------------------------
     2   Have any funds been disbursed from any account other than a debtor in
          possession account?                                                                      X
-------------------------------------------------------------------------------------------------------------
     3   Are any postpetition receivables (accounts, notes or loans) due from
          related parties?                                                                         X
-------------------------------------------------------------------------------------------------------------
     4   Have any payments been made on prepetition liabilities this reporting
          period?                                                                                  X
-------------------------------------------------------------------------------------------------------------
     5   Have any postpetition loans been received by the debtor from
          any party?                                                                               X
-------------------------------------------------------------------------------------------------------------
     6   Are any postpetition payroll taxes past due?                                              X
-------------------------------------------------------------------------------------------------------------
     7   Are any postpetition state or federal income taxes past due?                              X
-------------------------------------------------------------------------------------------------------------
     8   Are any postpetition real estate taxes past due?                                          X
-------------------------------------------------------------------------------------------------------------
     9   Are any other postpetition taxes past due?                                                X
-------------------------------------------------------------------------------------------------------------
    10   Are any amounts owed to postpetition creditors delinquent?                                X
-------------------------------------------------------------------------------------------------------------
    11   Have any prepetition taxes been paid during the reporting period?         X
-------------------------------------------------------------------------------------------------------------
    12   Are any wage payments past due.                                                           X
-------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.


In accordance with court order, a total of twenty one thousand eight hundred
--------------------------------------------------------------------------------
seventy eight dollars and thirty-four cents ($21,878) was paid for  prepetition
--------------------------------------------------------------------------------
property and franchise taxes for Physician's Resource Group, Inc. and its
--------------------------------------------------------------------------------
affiliated companies.
--------------------------------------------------------------------------------



-------------------------------------------------------
                        INSURANCE
--------------------------------------------------------------------------------
                                                               YES         NO
--------------------------------------------------------------------------------
     1  Are workers compensation, general liability and other   X
        necessary insurance coverages in effect?
--------------------------------------------------------------------------------
     2  Are all premium payments paid current.                              X
--------------------------------------------------------------------------------
     3  Please itemized policies below.                       SCHEDULE ATTACHED
--------------------------------------------------------------------------------


If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                        TYPE OF POLICY                      CARRIER        PERIOD                 PAYMENT
                                                                                          ---------------------------
                                                                           COVERED        AMOUNT         FREQUENCY
---------------------------------------------------------------------------------------------------------------------
      1    Property "all risk" except policy exclusions      Hartford     12/99 - 12/00    11,673         MNTHLY
---------------------------------------------------------------------------------------------------------------------
      2    Umbrella Liability excess of schedule of        TIG Specialty  06/99 - 06/00    48,579         QTRLY
           underlying insurance
---------------------------------------------------------------------------------------------------------------------

                              PAGE 12 OF 14 PAGES

--------------------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

     CASE NUMBER: 00-30748-RCM                                                                   RESPONSES TO QUESTIONNAIRE
--------------------------------------------------------

                                                                                            MONTH:  MAY 2000
                                                                                                   ----------
 QUESTIONNAIRE
------------------------------------------------------------------------------------------------------


 11        Prepetition taxes
         ---------------------------------------------------------------------------------------------

              Taxing Authority         Amount Paid         Description

         Clear Lake Water Authority      $   359.36  Property Taxes & Penalties- 1999
         Doug Belden, Tax Collector           35.17  Property Taxes & Penalties- 1999
         Internal Revenue Service            651.65  1065 Taxes & Penalties- 1995
         Internal Revenue Service            626.21  940 Taxes & Penalties- 1997
         Karl Zimmerman                       80.99  Property Taxes & Penalties- 1999
         Marion County Tax Collector       7,659.30  Property Taxes & Penalties- 1999
         Mike Olson, Tax Collector            53.80  Property Taxes & Penalties- 1999
         Mohave County Treasurer           4,272.54  Property Taxes & Penalties- 1999
         New York State Corp. tax            889.57  Franchise Taxes & Penalties- 1999
         North Carolina Dept. Of Revenue      45.47  Franchise Taxes & Penalties- 1999
         Ohio Bureau of Employment           121.79  Payroll Tax Lien- 1999
         Oklahoma Tax Commission           1,022.50  Franchise Taxes & Penalties- 1999
         Oklahoma Tax Commission           5,500.00   Taxes & Penalties- 1999
         Oregon Dept. Of Revenue              10.71   Taxes & Penalties- 1998
         Pennsylvania Dept. Of Revenue       348.00   Taxes & Penalties- 1997
         State Tax Commission                 26.13  FranchiseTaxes & Penalties- 1999
         SouthCarolina Dept. Of Revenue       25.00  FranchiseTaxes & Penalties- 1999
         Sylvia Romo, Collector of Taxes     130.15  Property Taxes & Penalties- 1999
         United States Treasury               20.00  Property Taxes & Penalties- 1999
                                         ===========
         Total Paid                      $21,878.34
                                         ===========

Insurance:
------------------------------------------------------------------------------------------------------

2             Premiums paid currently.
         ---------------------------------------------------------------------------------------------


         In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. AON is in the process of re-billing PRG and its subsidiaries. The accounts will be brought current as soon as new invoices are received. Corporate invoices are being paid currently, and PRG has not received notice of cancellation or potential cancellation.

                              PAGE 13 OF 14 PAGES

--------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.      MONTHLY OPERATING REPORT

  CASE NUMBER: 00-30748-RCM                       SCHEDULE OF INSURANCE COVERAGE
--------------------------------------------

                                                       MONTH:   MAY 2000
                                                              -------------


                                                                                       POLICY PERIOD
                                                                                  -----------------------                   LIMIT OF
          TYPE OF COVERAGE                             CARRIER                    INCEPTION    EXPIRATION    PREMIUM:      LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
   1  Directors, Officers and Corporate Liability      National Union Fire Insur   20-Apr-99   20-Apr-00    $ 724,000    $10,000,000
      (Renewal and Extension)                          Co of Pittsburgh, PA

   2  Directors, Officers and Corporate Liability      National Union Fire Insur   20-Apr-00   20-Apr-01    $ 450,000    $10,000,000
       (One year extension of coverage)                Co of Pittsburgh, PA

   3  Directors, Officers and Corporate Liability      National Union Fire Insur   20-Apr-01   20-Apr-07    $ 450,000    $10,000,000
      (Six year run off.)                              Co of Pittsburgh, PA

   4  Employed Lawyers Liability Insurance             National Union Fire Insur   20-Apr-99   20-Apr-00    $   9,160    $ 5,000,000
      (Note 1)                                         Co of Pittsburgh, PA

   5  Commercial Crime                                 National Union Fire Insur   20-Apr-99   20-Apr-00    $  15,591    $ 5,000,000
      (Note 2)                                         Co of Pittsburgh, PA

   6  Workers Compensation - Standard forms;           Hartford Insurance Co/      31-Dec-99   31-Dec-00    $  28,259    $ 1,000,000
      Extended Broad Form endorsement where            Mid West Insur
      applicable

   7  Auto Standard Forms & Broad Form Auto            Hartford Insurance Co       31-Dec-99   31-Dec-00    $   2,300    $ 1,000,000
      Endorsement

   8  Property                                         Hartford Insurance Co       31-Dec-99   31-Dec-00    $ 140,073    $43,835,755

   9  Umbrella Liability                               TIG Specialty Insurance      1-Jun-99    1-Jun-00    $ 185,061    $10,000,000

      Note 1: Policy has been extended for a period of one year on terms substantailly the same as the expiring coverage.

      Note 2: Policy has been extended for a period of approximately thirty days pending completion of negotiations with the underwriter.

                              PAGE 14 OF 14 PAGES